

ACQUISITION OF FIRST COMMUNITY BANCORP, INC.

Strategic Expansion of Montana's Premier Community Bank

September 30, 2021

EAGLE BANCORP
MONTANA, INC.

NASDAQ: EBMT

FCB First Community Bank

Cautionary Notice Regarding Forward-Looking Statements

This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on current expectations, estimates and projections about Eagle Bancorp Montana, Inc.'s and First Community Bancorp, Inc.'s businesses, beliefs of their management and assumptions made by their management. Any statement that does not describe historical or current facts is a forward-looking statement, including statements related to our projected growth, our anticipated acquisitions, including statements related to the expected timing, completion and other effects our anticipated acquisitions, our anticipated future financial performance, and management's long-term performance goals, as well as statements relating to the anticipated effects on results of operations and financial condition from expected developments or events, or business and growth strategies, including projections of future amortization and accretion, the impact of the anticipated internal growth and plans to establish or acquire banks. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," "would," "should," "could," or "may," or by variations of such words or by similar expressions. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements.

Potential risks and uncertainties include the following:

- the occurrence of any event, change or other circumstances that could give rise to the rights of one or both of the parties to terminate the agreement between Eagle Bancorp Montana, Inc. and First Community Bancorp, Inc.;
- the inability to obtain the requisite regulatory and shareholder approvals for the proposed transaction and meet other closing terms and conditions;
- the reaction to the proposed transaction of all the banks' customers, employees and counter-parties or difficulties related to the transition of services;
- the timing to consummate the proposed merger;
- the risk that a condition to closing of the proposed merger may not be satisfied;
- the diversion of management time on issues related to the proposed merger;
- the difficulties and risks inherent with entering new markets;
- general economic conditions (both generally and in our markets) may be less favorable than expected, which could result in, among other things, a continued deterioration in credit quality, a further reduction in demand for credit and a further decline in real estate values;
- our ability to raise additional capital may be impaired if markets are disrupted or become more volatile;
- the parties' ability to achieve the synergies and value creation contemplated by the proposed merger;
- the parties' ability to promptly and effectively integrate the businesses of Eagle Bancorp Montana, Inc. and First Community Bancorp, Inc., including unexpected transaction costs, including the costs of integrating operations, severance, professional fees and other expenses;
- the risks that any arrangements relating to the proposed combination could have adverse effects on the market price of the common stock of Eagle Bancorp Montana, Inc.;
- restrictions or conditions imposed by our regulators on our operations may make it more difficult for us to achieve our goals;
- governmental monetary and fiscal polices as well as legislative or regulatory changes, including changes in accounting standards and compliance requirements, may adversely affect us;
- competitive pressures among depository and other financial institutions may increase significantly;
- changes in the interest rate environment may reduce margins or the volumes or values of the loans we make or have acquired;
- other financial institutions have greater financial resources and may be able to develop or acquire products that enable them to compete more successfully than we can;
- war or terrorist activities may cause further deterioration in the economy or cause instability in credit markets;
- economic, governmental or other factors may prevent the projected population, residential and commercial growth in the markets in which we operate; and
- we will or may continue to face the risk factors discussed from time to time in the periodic reports we file with the SEC, including our Form 10-K for the fiscal year ended December 31, 2020.

For these forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You should not place undue reliance on the forward-looking statements, which speak only as of the date of this presentation. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. See Item 1A, Risk Factors, in our Annual Report on Form 10-K for the year ended December 31, 2020, and otherwise in our SEC reports and filings, for a description of some of the important factors that may affect actual outcomes.

Important Information about the Merger and Where to Find it

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. In connection with the proposed merger transaction, Eagle Bancorp Montana, Inc. ("Eagle") will file a registration statement on Form S-4 with the SEC to register Eagle shares that will be issued to First Community Bancorp, Inc. ("First Community") shareholders in connection with the proposed transaction. The registration statement will include a joint proxy statement of Eagle and First Community and a prospectus of Eagle as well as other relevant documents concerning the proposed transaction. The registration statement and the joint proxy statement/prospectus to be filed with the SEC related to the proposed transaction will contain important information about Eagle, First Community and the proposed transaction and related matters. A definitive joint proxy statement/prospectus will be mailed to shareholders of Eagle and First Community. WE URGE SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT AND JOINT PROXY/PROSPECTUS WHEN IT BECOMES AVAILABLE (AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT AND JOINT PROXY/PROSPECTUS), AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. Security holders may also obtain free copies of these documents and other documents filed with the SEC, at the SEC's website at https://www.sec.gov. Security holders may also obtain free copies of the documents filed with the SEC by Eagle at its website at https://www.opportunitybank.com (which website is not incorporated herein by reference) or by contacting Laura Clark by telephone (406) 457-4007. Security holders may also obtain free copies of the documents of First Community by contacting Sam Waters by telephone at (406) 228-8231.

Participants in Solicitation

Eagle, First Community and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Eagle and First Community in connection with the proposed merger. Information regarding these persons who may, under the rules of the SEC, be considered participants in the solicitation of shareholders in connection with the proposed merger will be provided in the joint proxy statement/prospectus described above and other relevant materials when filed with SEC. Additional information regarding each of Eagle's directors and executive officers, including their beneficial ownership of Eagle common stock is included in Eagle's definitive proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on March 10, 2021. You can obtain free copies of this document from Eagle using the contact information above.

Strategic Montana Expansion - EBMT's Largest Acquisition

Transaction Highlights

- Eagle Bancorp Montana, Inc. (NASDAQ: EBMT), the holding company for Opportunity Bank of Montana ("Opportunity") has entered into an agreement to acquire First Community Bancorp Inc., the holding company for First Community Bank (collectively "First Community" or "FCB")
- Headquartered in Glasgow, Montana, First Community is the largest bank in Northeast Montana with $374 million in total assets
  - First Community operates nine branches and two mortgage LPOs, including commercial-focused branches in Helena and Three Forks (Gallatin County)
  - Experienced ag and commercial lender with a 130-year operating history and deep roots in the communities it serves
- Continues Eagle's focused M&A strategy – announced transaction is Eagle's fourth in Montana since 2017 and the largest to date

Strategic Rationale

- Acquisition provides valuable scale and further solidifies Eagle's position as the fourth largest bank headquartered in Montana
  - Pro forma bank will have approximately $1.7 billion in total assets and operate 32 branches in key commercial and ag markets in Montana
- Significantly expands Eagle's Northeast Montana presence and strengthens Eagle's existing market share in the core growth markets of Bozeman and Helena
  - Complementary fit with EBMT's current geographic footprint and existing Wolf Point branch, which was acquired in early 2020
- Provides additional diversification and builds on Eagle's reputation as an experienced and preferred agricultural lender in the state
- First Community has a long history of solid financial performance, valuable core deposit base and strong asset quality with a conservative credit culture

Financial Highlights

- Financially attractive to Eagle:
  - Anticipated 12%+ EPS accretion in 2022
  - Tangible book value payback of ~3.6 years
  - Internal rate of return above 20%

First Community Bank Overview

History and Franchise Highlights

- Established by the Lewis Brothers in 1891, First Community is one of the longest standing charters in Montana
- Experienced and respected ag lender with deep ties to the Northeast Montana agriculture market
- Expanded the footprint in the 2000's into the high growth and less ag focused Montana markets of Helena and Three Forks (Gallatin County)
- Established a mortgage banking division in 2007 to take advantage of growth in the Helena and Bozeman real estate markets
- Strong management team with decades of experience



FCB
62°





Financial Highlights – First Community Bank

	2019	2020	Q2 21 YTD
Balance Sheet ($000s)			
Total Assets	$ 302,420	$ 344,587	$ 373,592
Gross Loans (Incl. HFS)	$ 188,671	$ 202,930	$ 220,112
Total Deposits	$ 246,393	$ 282,434	$ 306,660
Loans / Deposits	76.6%	71.9%	71.8%
Capital Adequacy			
Tangible Common Equity Ratio	11.51%	11.35%	10.89%
Leverage Ratio	11.46%	11.06%	10.62%
Risk Based Capital Ratio	16.80%	16.70%	15.85%
Income Statement ($000s)			
Net Interest Income	$ 10,946	$ 11,796	$ 7,407
Non-Interest Income	$ 4,090	$ 6,501	$ 3,373
Non-Interest Expense	$ 11,227	$ 12,036	$ 6,505
Provision Expense	$ 310	$ 945	$ -
Net Income	$ 2,944	$ 4,229	$ 3,101
Performance Ratios			
ROAA	1.00%	1.30%	1.71%
ROATCE	8.92%	11.63%	15.73%
Net Interest Margin	4.04%	3.91%	4.37%
Yield on Loans	6.10%	5.69%	6.52%
Cost of Total Deposits	0.70%	0.51%	0.24%
Efficiency Ratio	74.7%	65.8%	60.3%

Branch Footprint – First Community Bank

	FCB			EBMT			Pro Forma		
Location	Branches	Deposits ($MM)	Mkt. Rank	Branches	Deposits ($MM)	Mkt. Rank	Branches	Deposits ($MM)	Mkt. Rank
Glasgow, MT	1	$ 146	1	0	$ -	-	1	$ 146	1
Wolf Point, MT	1	$ 38	2	1	$ 98	1	2	$ 135	1
Culbertson, MT	1	$ 34	1	0	$ -	-	1	$ 34	1
Helena, MT	2	$ 23	9	3	$ 252	4	5	$ 275	4
Froid, MT	1	$ 21	1	0	$ -	-	1	$ 21	1
Hinsdale, MT	1	$ 20	1	0	$ -	-	1	$ 20	1
Three Forks, MT	1	$ 14	3	0	$ -	-	1	$ 14	3
Ashland, MT	1	$ 12	1	0	$ -	-	1	$ 12	1

Source: S&P Capital IQ Pro, financial and deposit data as 6/30/2021
Note: Bank-level call report data for First Community Bank

Strategic Montana Expansion

Pro Forma Branch Footprint (FCB's 9 Branches & 2 LPOs)


EBMT Branch
EBMT DPO
First Community Branch
First Community RE LPO
MONTANA
Three Forks

Helena Branch Footprint


Helena Valley Northwest
Helena Valley Northeast
Lake Helena
Helena Valley West Central
Fort Harrison Military Reservation
Helena Valley Southeast
East Helena
Helena West Side

Bozeman Branch Footprint


Manhattan
Belgrade
Four Corners

Source: S&P Capital IQ Pro, financial and deposit data as 6/30/2021
*Does not include LPOs or DPOs
**EBMT branch count includes the Winifred, MT deposit production office ("DPO")

Pro Forma Franchise

	EAGLE BANCORP MONTANA, INC.	FCB	Pro Forma
Assets	$1,359M	$374M	$1,733M
Gross Loans	$931M	$220M	$1,151M
Deposits	$1,146M	$307M	$1,453M
Branch Locations*	23	9	32

Montana – Deposit Market Share

Rank	MT Rank	Institution (State)	Branches	Deposits ($000s)	Market Share
1	1	Glacier Bancorp Inc. (MT)	67	$ 7,206,605	21.3%
2	2	First Interstate BancSystem (MT)	46	$ 6,010,908	17.8%
3	3	Stockman Financial Corp. (MT)	39	$ 4,321,707	12.8%
4	-	U.S. Bancorp (MN)	21	$ 3,155,100	9.3%
5	-	Wells Fargo & Co. (CA)	27	$ 2,987,643	8.8%
6	**4**	**Eagle Bancorp Montana Inc. (Pro Forma)****	**33**	**$ 1,455,499**	**4.3%**
6	**4**	**Eagle Bancorp Montana Inc. (MT)****	**24**	**$ 1,148,839**	**3.4%**
7	5	Montana Security Inc. (MT)	6	$ 1,002,238	3.0%
8	6	Yellowstone Holding Co. (MT)	9	$ 828,318	2.5%
9	7	Bitterroot Holding Co. (MT)	15	$ 712,734	2.1%
10	-	Heartland Financial USA Inc. (IA)	9	$ 568,961	1.7%
11	8	Guaranty Dev. Co. (MT)	6	$ 553,912	1.6%
12	9	Farmers State Financial Corp. (MT)	10	$ 547,708	1.6%
13	10	First National Bancorp Inc. (MT)	10	$ 406,583	1.2%
14	11	Bridger Co. (MT)	8	$ 385,746	1.1%
15	**12**	**First Community Bancorp Inc. (MT)**	**9**	**$ 306,660**	**0.9%**
Total For Institutions In Market			*380*	*$ 33,850,392*	

Opportunity to Expand in Key Agriculture and Commercial Markets

Northeast Montana


First Community Branch

- Northeast Montana is an eight county region that covers approximately 23,000 square miles and has a population of roughly 45,000
- Glasgow is one of the most populous towns in the region and serves as an economic hub for a large portion of Eastern Montana
- Economy in Northeast Montana is primarily driven by agriculture production with over 1.6 million acres of farmland
- Region is dominated by dryland small-grain production, including spring wheat and continuous cropping through rotation with legume and oil seed crops
- Gross farm income in the region exceeds $800 million[(1)]

Source: S&P Capital IQ Pro, CNBC.com, Montana Department of Agriculture, American Land Brokers, Statista, U.S. News, U.S Census Bureau
(1) USDA agricultural statistics data as of 2018

Helena (Lewis & Clark County)

Top Real Estate Market in the State – 10% Increase in Median Home Value

Total Population (County):	70,508
Pro Forma Deposit Market Rank:	4th
Projected Population Growth (2021-2026):	4.8%



- Stable economy supported by state government, healthcare, education, and small business
- Government positions account for 70% of Helena's workforce (state capital of Montana)
- Home to Carroll College, a top-ranked private liberal arts college

Bozeman (Gallatin County)

#1 Fastest Growing Micropolitan Area in the U.S.

Total Population (County):	118,976
Pro Forma Deposit Market Rank:	7th
Projected Population Growth (2021-2026):	7.7%



- Fastest growing area in Montana, and one of the fastest growing counties in the Western U.S.
- Home to Montana State University, the largest university in Montana
- Local economy is tied to technology, healthcare, education and tourism
- High-tech center of Montana

Pro Forma Deposit and Loan Composition

Opportunity Bank of Montana	First Community Bank	Pro Forma

Deposits


NOW & Interest-Bearing Demand 16.9%
MMDA 21.4%
$1.1B
Savings 17.7%
Noninterest-bearing Demand 30.4%
CDs > $250k 2.3%
CDs < $250k 11.4%


NOW & Interest-Bearing Demand 9.0%
MMDA 27.6%
$0.3B
Savings 17.8%
Noninterest-bearing Demand 32.3%
CDs > $250k 1.7%
CDs < $250k 11.6%


NOW & Interest-Bearing Demand 15.2%
MMDA 22.7%
$1.5B
Savings 17.7%
Noninterest-bearing Demand 30.8%
CDs > $250k 2.2%
CDs < $250k 11.4%

Loans


Non-Owner Occupied CRE 18.2%
Owner-Occupied CRE 17.3%
Multifamily 3.9%
$0.9B
Commercial & Industrial 10.2%
1-4 Family 23.0%
Farm/Agriculture 12.9%
Construction & Development 11.1%
Other 1.2%
Consumer 2.0%


Commercial & Industrial 12.4%
Farm/Agriculture 48.4%
Owner-Occupied CRE 13.9%
$0.2B
Non-Owner Occupied CRE 0.5%
1-4 Family 13.7%
Construction & Development 8.1%
Other 0.5%
Consumer 2.4%


Non-Owner Occupied CRE 14.8%
Owner-Occupied CRE 16.7%
Multifamily 3.2%
Commercial & Industrial 10.7%
$1.2B
1-4 Family 21.2%
Farm/Agriculture 19.7%
Construction & Development 10.6%
Other 1.1%
Consumer 2.1%

Source: S&P Capital IQ Pro, bank-level call report data as of the quarter ended 6/30/2021

Transaction Structure and Assumptions

Aggregate Deal Value:[1]	▪ $41.1 million, or $1,110.58 per share
Consideration Mix:	▪ Approximately 75% stock / 25% cash for FCB shareholders ▪ 37.7492 EBMT shares and $276.32 in cash for each FCB share ▪ Potential cash dividend for excess capital paid to FCB shareholders if tangible common equity at closing, net of potential adjustments, is above the Minimum Tangible Common Equity requirement
Minimum Tangible Common Equity:[2]	▪ Required minimum tangible common equity of $29.5 million
Price Protection:	▪ Double trigger walk-away provision versus Nasdaq Bank Index
Estimated Credit Mark:	▪ Total credit mark of $4.8 million, or 2.45% of gross loans, net of PPP loans ▪ Engaged consultant to complete enhanced loan review, which included 53% of loans outstanding
Core Deposit Intangible:	▪ $1.3 million, or 0.50% of non-time deposits, amortized over 10 years using sum-of-the-years digits
Other Fair Value Estimates:	▪ $800k, or 12.4%, fixed asset write-up
Cost Savings:	▪ 25.0% of FCB's non-interest expense ▪ Cost savings 80% phased-in in 2022 and 100% in 2023
Transaction Expense:	▪ One-time combined transaction related expenses of $4.0 million (pre-tax)
Management	▪ Sam Waters, FCB's Chairman and former CEO, will join the EBMT Board ▪ Retention of key FCB executives including CEO, Kris Simensen, who will become the Northeast Montana Regional Market President
Anticipated Timing	▪ Estimated closing in Q4 2021 ▪ Customary regulatory approvals and shareholder approval by FCB and EBMT

(1) Based on EBMT closing price of $22.10 as of September 29, 2021
(2) Required Adjusted Tangible Stockholders' Equity of $29.5 million. Refer to the Agreement and Plan of Merger for complete terms

Transaction Multiples and Pro Forma Impact

Aggregate Deal Value:[1]	▪ $41.1 million
Deal Value / Required Tangible Book Value:[2]	▪ 139.3%
Deal Value / Reported LTM Earnings:	▪ 7.2x
Core Deposit Premium:[3]	▪ 4.0%

TBV Per Share Dilution at Closing:	▪ -8.1% ($1.65 per share)
TBV Per Share Payback Period: (Crossover Method)	▪ ~3.6 years
Projected 2022 EPS Accretion:[4] (Assumed 80% cost savings phase-in)	▪ 12.9% ($0.33 per share)
Projected 2022 EPS Accretion:[4] (With 100% cost savings phase-in)	▪ 15.3% ($0.39 per share)

(1) Based on EBMT closing price of $22.10 as of September 29, 2021
(2) Required Adjusted Tangible Stockholders' Equity of $29.5 million. Refer to the Agreement and Plan of Merger for complete terms
(3) Core deposits defined as total deposits less time deposits above $100,000
(4) Based on average Street estimates for EBMT and management projections for FCB

An Expanding Franchise

- EBMT has successfully executed on it's growth strategy, through both organic growth and acquisitions, and has produced results
- Strong track record of successfully integrating acquisitions - EBMT has been the most active acquiror of Montana banks over the last four years
- Complementary combinations have provided increased scale and diversification



Acquired
Western Bank of Wolf Point
Assets: $103M
Loans: $45M
Deposits: $89M
January 2020
Announced
FCB First Community Bank
Assets: $374M
Loans: $220M
Deposits: $307M
September 2021
Acquired
7 Montana Branches from
STERLING
Loans: $41M
Deposits: $182M
November 2012
Acquired
RUBY VALLEY BANK
Assets: $96M
Loans: $57M
Deposits: $81M
January 2018
Acquired
THE STATE BANK OF TOWNSEND
Assets: $107M
Loans: $92M
Deposits: $93M
January 2019
Total Assets ($MM)
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$200
$213
$238
$251
$287
$306
$333
$332
$508
$516
$560
$630
$674
$717
$854
$1,054
$1,258
$1,733
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Q2 2021
Non-Acquired Assets
Acquired Assets

Source: S&P Capital IQ Pro, Company filings and call report data
Note: Bank level financial information for acquired companies and branches at closing or most recent quarter

The Eagle Bancorp Montana Story

Where Eagle Has Come From

- Formed in 1922 as American Building & Loan Association – Organization acted as a traditional savings and loan institution for nearly 90 years
- November 2012: Completed acquisition of seven Montana branches from Sterling Financial ($182 million in deposits and $41 million in loans)
- October 2014: Converted from a Federal savings bank to a Montana state-chartered bank
- January 2018: Completed the acquisition of Ruby Valley Bank ($96 million in assets)
- January 2019: Completed the acquisition of State Bank of Townsend ($107 million in assets)
- January 2020: Completed the acquisition of Western Bank of Wolf Point ($103 million in assets)
- September 2021: Announced the acquisition of First Community Bancorp ($374 million in assets)

Where Eagle is Today

- 4th largest bank headquartered in Montana with over $1.7 billion in pro forma assets and 32 branch locations across the state[(1)]
- Only sub $10 billion asset sized NASDAQ traded financial institution in the region[(2)]
- One of the highest performing and fastest growing banks in the state – 1.22% ROAA in 2021 YTD

Where Eagle is Going

- Significant opportunities to grow organically and through strategic M&A
- Uniquely positioned as an acquiror of choice in the region – publicly traded company with successful M&A track record
- Future benefits from increased operating scale and expanded market presence

Source: Company filings
Note: Financial information for acquired companies and branches at closing
(1) Based on total assets as of 6/30/2021
(2) Financial information as of 6/30/2021; region includes MT, ID, and WY

Compelling Opportunity for EBMT and its Shareholders

- ✓ Acquisition increases pro forma assets to over $1.7 billion and further solidifies Eagle's position as the fourth largest bank headquartered in Montana
- ✓ Rare opportunity to acquire the leading bank in Northeast Montana and firmly establish Eagle's presence on the Hi-Line
- ✓ Accelerates Eagle's growth in the Helena market and further enhances Eagle's leading mortgage operation – #1 residential mortgage lender in the state
- ✓ Compatible company cultures and focused approach to community banking
- ✓ Retention of local management and regional talent with deep ties to the market and strong customer relationships
- ✓ Strategically attractive with compelling financial metrics
- ✓ Low execution risk – Eagle has successfully integrated three Montana banks since 2017
- ✓ Transaction enhances Eagle's long-term value creation for its shareholders

Source: Mobility Market Intelligence

Pete Johnson
President and CEO

Office: (406) 442-3080
Direct: (406) 457-4006

pjohnson@oppbank.com

Laura Clark
EVP and Chief Financial Officer

Office: (406) 442-3080
Direct: (406) 457-4007

lclark@oppbank.com

www.opportunitybank.com

1400 Prospect Avenue
P.O. Box 4999
Helena, MT 59604